EXHIBIT 10.19

PEOPLES BANCORP INC. ANNUAL REPORT ON FORM 10-K
FOR FISCAL YEAR ENDED DECEMBER 31, 2010

SUMMARY OF BASE SALARIES FOR EXECUTIVE OFFICERS
OF PEOPLES BANCORP INC.

The base salaries of executive officers of Peoples Bancorp Inc. (“Peoples”) are determined by evaluating the most recent comparative peer data and the role and responsibilities of their positions.  Individual salary increases are reviewed annually and are based on Peoples’ overall performance and the executive’s attainment of specific individual business objectives during the preceding year.

The following table details the base salaries to paid by Peoples and its subsidiaries to David L. Mead, President and Chief Executive Officer of Peoples, and the four other most highly compensated executive officers of Peoples for the fiscal year ending December 31, 2011:

Name	Position/Title	Base Salary
David L. Mead	President and Chief Executive Officer	$ 250,000

Edward G. Sloane	Executive Vice President, Chief Financial Officer and Treasurer	201,000

Daniel K. McGill	Executive Vice President, Chief Commercial Lending Officer	212,000

Richard W. Stafford	Executive Vice President, Retail Banking	195,000

Joseph S. Yazombek	Executive Vice President, Chief Lending Officer	220,000